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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

    Pursuant to Section 12 (b) or (g) of the Securities Exchange Act of 1934

                              WORLD MARKETING, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                     333-129148                 11-3480036
         --------                     ----------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                file number)           Identification No.)

                   543 Bedford Ave., #176, Brooklyn, NY 11211
                   ------------------------------------------
          (Address of principal executive offices, including zip code)

Securities to be registered pursuant to Section 12(b) of the Act:  N/A

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, par value of $0.00001
                       -----------------------------------
                                (Title of Class)


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ITEM 1 DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the Securities and Exchange Commission (File No. 333-129148) is incorporated by reference into this registration statement.

ITEM 2 EXHIBITS

The following Exhibits are incorporated herein by reference from the Registrant's Form SB-2 Registration Statement filed with the Securities and Exchange Commission, SEC file # 333-129148 on May 19, 2006. Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

EXHIBIT NO.    DOCUMENT DESCRIPTION
-----------    --------------------

3.1            Articles of Incorporation
3.2            Bylaws
5.1 Opinion of G. David Gordon, Esquire regarding the legality of the Securities being registered
10.1           Agreement to Purchase from Chaya Mermelstein
10.2           Amendment to Agreement of Purchase
23.1           Consent of Creason & Associates, P.L.L.C.


                                   SIGNATURES

In accordance with Section 12 of the Exchange Act of 1934, the Registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 3rd day of March 2007.

                                  WORLD MARKETING, INC.
                                  (Registrant)


                                  By: Jacob Roth
                                      ------------------------------------------
                                      Jacob Roth
                                      President, Principal Executive Officer and
                                      Principal Financial Officer